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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                             ----------------------


Date of Report (Date of earliest event reported):  MAY 22, 1996
                                                   ------------


                           IBIS TECHNOLOGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)



MASSACHUSETTS                       0-23668                       04-2987600
- ---------------                   ------------               -------------------
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS                             01923
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (508) 777-4247
                                                    --------------





                             Exhibit Index on Page 5



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ITEM 5.   OTHER EVENTS.
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     On May 22, 1996, the Registrant and a leading semiconductor manufacturer
(the "Manufacturer") entered into an Equipment Purchase Master Agreement (the "Agreement") for the sale by the Registrant of its proprietary Ibis 1000 oxygen implanters ("Ibis 1000 implanter") to the manufacturer. On March 14, 1996, the Registrant filed a Current Report on Form 8-K announcing that it had received a purchase order for one (1) Ibis 1000 implanter from the Manufacturer and that the purchase order was subject to finalization of the Agreement.

     The Agreement governs all purchases of equipment by the Manufacturer from the Registrant, and specifically the purchase of an unspecified number of Ibis 1000 implanters. Ibis 1000 implanters are used to manufacture SIMOX (Separation by IMplantation of OXygen) wafers which enable the production of integrated circuits. The Agreement provides that when the Manufacturer desires to consider the Registrant for the purchase of equipment, the Manufacturer will issue a Request for Quotation (an "RFQ") to the Registrant requiring the Registrant to submit a quotation to the Manufacturer. Contingent upon the Manufacturer's acceptance of the Registrant's quotation, the Manufacturer will issue a purchase order to the Registrant. The Registrant may choose to reject a purchase order in writing within 10 days of its receipt. If it does not reject the purchase order, the Registrant is bound to deliver the equipment specified in the purchase order on the terms and conditions specified therein and in the Agreement. The Manufacturer has issued only one purchase order which is subject to the terms of the Agreement, which was received by the Registrant in March 1996 for the purchase of one Ibis 1000 implanter.

     The Manufacturer may terminate the Agreement, or any purchase order issued under the Agreement, at any time and without cause, by delivering written notice to the Registrant, subject only to certain payments by the Manufacturer to the Registrant for reasonable costs incurred by the Registrant in performance of the Agreement. The Agreement may also be terminated by the Registrant or the Manufacturer upon the occurrence of certain events. The Agreement does not obligate the Manufacturer to issue an RFQ, to accept the Registrant's quotation, to issue a purchase order to the Registrant, or to purchase any equipment from the Registrant. The Agreement includes certain restrictions on the Manufacturer's ability to use the Ibis 1000 implanter and to sell the SIMOX wafers manufactured thereby.

     The summary of the Agreement set forth above is qualified in its entirety by the more detailed information contained in the Exhibit filed herewith, and the information contained in the Agreement is incorporated herein by reference and filed as an Exhibit herewith.




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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
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(c)  Exhibits.

     *10.1 Equipment Purchase Master Agreement dated as of May 22, 1996 between the Registrant and the Manufacturer

      * Confidential treatment has been requested as to portions of this document and a confidential treatment request has been filed separately with the Securities and Exchange Commission.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IBIS TECHNOLOGY CORPORATION
                                        ---------------------------
                                        (Registrant)



Date: June 5, 1996                      /s/ Timothy J. Burns
                                        ---------------------------
                                        Timothy Burns
                                        Chief Financial Officer






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
                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                              Sequential
Number               Description                                     Page Number
- -------              -----------                                     -----------

*10.1                Equipment Purchase Master
                     Agreement dated as of
                     May 22, 1996 between the
                     Registrant and the
                     Manufacturer

       * Confidential treatment has been requested as to portions of this document and a confidential treatment request has been filed separately with the Securities and Exchange Commission.